SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES AND EXCHANGE ACT of 1934

March 11, 2005

Date of Report

ICON CASH FLOW PARTNERS L.P. SEVEN

(Exact name of registrant as specified in its charter)

Delaware	333-5401	13-3835387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 10th Floor

New York, New York 10011

(Address of principal executive offices)

(212) 418-4700

(Registrant's telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective March 8, 2005, ICON Cash Flow Partners L.P. Seven (the “Company”) and Comerica Bank (“Comerica”) entered into a Seventh Amendment to Loan and Security Agreement (the “Agreement”). The Agreement releases the Company from all of its obligations under the Loan and Security Agreement dated as of May 30, 2002, as amended, between the Company and certain of its affiliates, on the one hand, and Comerica, on the other hand.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Seventh Amendment to Loan and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Cash Flow Partners, L.P. Seven

By: ICON Capital Corp., its General Partner

Dated: March 11, 2005
	By	/s/ Thomas W. Martin
Thomas W. Martin Executive Vice President

Exhibit 99.1

SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of March 3, 2005 by and between ICON Cash Flow Partners L.P. Seven, a Delaware limited partnership (“Borrower 1”), ICON Income Fund Eight A L.P., a Delaware limited partnership (“Borrower 2”), ICON Income Fund Eight B L.P., a Delaware limited partnership (“Borrower 3”), ICON Income Fund Nine, LLC, a Delaware limited liability company (“Borrower 4”), and ICON Income Fund Ten, LLC, a Delaware limited liability company (“Borrower 5” and together with Borrower 1, Borrower 2, Borrower 3 and Borrower 4, “Borrower” or “Borrowers”), on the one hand, and Comerica Bank, successor by merger to Comerica Bank-California (“Lender”), on the other hand, with respect to the Loan and Security Agreement, dated as of May 30, 2002, entered into by Borrower 1, Borrower 2, Borrower 3 and Comerica Bank-California; the First Amendment to Loan and Security Agreement, dated as of December 12, 2002, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Comerica Bank-California; the Second Amendment to Loan and Security Agreement, dated as of April 9, 2003, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Comerica Bank-California; the letter agreement dated May 31, 2003 entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Comerica Bank-California; the Third Amendment to Loan and Security Agreement, dated as of July 31, 2003, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Comerica Bank; the Fourth Amendment to Loan and Security Agreement, dated as of November 3, 2003, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Comerica Bank; the Fifth Amendment to Loan and Security Agreement, dated as of July 29, 2004, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5 and Comerica Bank; and the Sixth Amendment to Loan and Security Agreement, dated as of November 29, 2004, entered into by Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5 and Comerica Bank (as amended and modified through but excluding the date hereof, the “Agreement”).”

RECITALS

WHEREAS, Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5 and Lender entered into the Agreement;

WHEREAS, Borrowers have requested that Borrower 1 be released as a Borrower under this Agreement and that Lender’s security interest in the property of Borrower 1 be released; and

WHEREAS, Lender is willing to agree to Borrowers’ request, on the terms and conditions set forth below;

NOW, THEREFORE, IT IS AGREED THAT:

1.           Definitions. Unless otherwise indicated, words and terms which are defined in the Agreement shall have the same meaning where used herein.

2.	Amendments.

(a) Upon the effective date of this Amendment, ICON Cash Flow Partners L.P. Seven, a Delaware limited partnership (“Borrower 1”) shall cease to be a Borrower under the Agreement and the other Loan Documents and shall no longer be obligated to Lender under the Agreement and the other Loan Documents. The term “Borrower” and “Borrowers,” as used in the Agreement and the other Loan Documents shall mean and refer to ICON Income Fund Eight A L.P., a Delaware limited partnership (“Borrower 2”), ICON Income Fund Eight B L.P., a Delaware limited partnership (“Borrower 3”), ICON Income Fund Nine, LLC, a Delaware limited liability company (“Borrower 4”), and ICON Income Fund Ten, LLC, a Delaware limited liability company (“Borrower 5”). Borrower 2, Borrower 3, Borrower 4, and Borrower 5 remain jointly and several obligated for the Obligations in accordance with the terms of the Agreement and the other Loan Documents.

(b) Upon the effective date of this Amendment, Lender releases its security interest in the right, title and interest of Borrower 1 in the Collateral, and shall take actions reasonably requested by Borrower 1 to evidence the release of that security interest. Borrower 2, Borrower 3, Borrower 4 and Borrower 5 are obligated to pay all of Lender’s legal, accounting or other expenses incurred in connection therewith. Lender retains its security interest in the Collateral in which Borrower 2, Borrower 3, Borrower 4 or Borrower 5 have an interest, which secure all Obligations and prompt performance by Borrower 2, Borrower 3, Borrower 4 and Borrower 5 of each of their covenants and duties under the Loan Documents.

3.           Continued Validity of Agreement. Except as amended by this Amendment, the Agreement and all security agreements, guaranties, and other documents executed by any Borrower with or in favor of Lender (collectively referred to as “Loan Documents”), shall continue in full force and effect as originally constituted and are ratified and affirmed by the parties hereto. Each reference in the Agreement or in the other Loan Documents to the Agreement shall mean the Agreement as amended hereby unless the context otherwise requires. This Amendment and the Agreement shall be read as one document. Without limiting the generality of the foregoing, nothing in this Amendment entitles Borrower to receive advances of any funds, or extends the maturity date for repayment, beyond that expressly set forth in the Agreement.

4.           Compliance with Loan Documents. Each Borrower represents and warrants to Lender as follows: as of the effective date of this Amendment, each Borrower has complied, and is in compliance, with all of the terms, covenants and conditions of the Agreement and the other Loan Documents applicable to it. As of the effective date of this Amendment, there exists no Event of Default under the Loan Agreement or any of the other Loan Documents or an event which would constitute an Event of Default upon the lapse of time or upon the giving of notice and the lapse of time specified therein. The representations and warranties of each Borrower in the Loan Agreement and the other Loan Documents are true and with the same effect as though such representations and warranties had been made by such Borrower as of the date hereof. Each Borrower will continue to be in compliance with all of the terms, covenants, and conditions of the Loan Agreement and the other Loan Documents, and all representations and warranties will continue to be true, upon this Amendment becoming effective.

5.           Indemnity. As additional consideration for Lender entering into this Agreement, Borrower 1 shall indemnify, exonerate, pay and hold each Indemnified Party (as hereinafter defined) harmless from any and all claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, and causes of action, of every kind and nature whatsoever (including fees and expenses of counsel to any Indemnified Party) which may be imposed on, incurred by, or asserted against such Indemnified Party in any manner relating to or arising out of or in connection with this Amendment or any of the Loan Documents, or any of the transactions contemplated by any of the foregoing. As used in this Amendment, the term “Indemnified Parties” means, collectively, Lender and its affiliated corporations, and all of their current and former directors, officers, agents, employees, shareholders, and attorneys, and all of their respective successors and assigns.

6.	Release by Borrower 1.

(a)         No Present Claims. Borrower 1 acknowledges and agrees that as of the date hereof, Borrower 1 has no claim or cause of action against any Indemnified Party. Lender desires, and Borrower 1 agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances, or matters would impair or otherwise adversely affect any of Lender’s rights, interests, collateral or remedies. Therefore, Borrower 1, on behalf of itself and all successors and assigns of Borrower 1 and any and all other parties claiming rights through Borrower 1, unconditionally releases, acquits, and forever discharges each and every Indemnified Party from: (1) any and all liabilities, obligations, duties, or indebtedness of any of the Indemnified parties to Borrower 1, whether known or unknown, arising prior to the date hereof, and (2) any and all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which Borrower 1 might have against any of the Indemnified Parties on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose or occurred at any time prior to the date hereof. As further consideration for the above release, Borrower 1 specifically agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and Borrower 1 hereby waives any and all rights and benefits which Borrower 1 now has, or in the future may have, conferred upon Borrower 1 by virtue of the provisions of Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN
HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH
IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS
SETTLEMENT WITH THE DEBTOR.

(b)        Waiver of Unknown Claims. Borrower 1 is aware that Borrower 1 may later discover facts in addition to or different from those which Borrower 1 now knows or believes to be true with respect to the releases given herein, and that it is nevertheless Borrower 1’s intention to settle, release, and discharge fully, finally, and forever all of these matters, known or unknown, suspected or unsuspected, which previously existed, now exist, or may exist in the future. In furtherance of such intention, Borrower 1 specifically acknowledges and agrees that the releases given in this Amendment shall be and shall remain in effect as full and complete releases of the matters being released, notwithstanding the discovery or existence of any such additional or different facts and that such releases shall not be subject to termination or rescission of any such additional or different facts.

(c)         Warranty of Non-Assignment. Borrower 1 hereby represents and warrants that it has not previously assigned or transferred, or purported to assign or transfer, to any person or entity any of the claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, or causes of action released by the terms of this Amendment.

7.           Authorization. Each party hereto represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

8.           When Amendment is Effective. This Amendment shall be deemed binding and effective if all of the following conditions are satisfied within seven days after the date of this Amendment (or such longer time as the Bank in its sole discretion agrees), and, in such event, at the time the last of the conditions is satisfied:

(a)         This Amendment is executed by Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5, and Lender, and Lender has received the fully executed Amendment; and

(b)         A Second Amended and Restated Promissory Note, payable to the order of Lender, in the principal amount of $17,500,000.00 and acceptable in form and substance to Lender, is executed by Borrower 2, Borrower 3, Borrower 4, and Borrower 5 and delivered to Lender.

9.           Captions. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

10.         No Novation. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Agreement shall remain in full force and effect.

11.         Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

12.         Entire Agreement. This Amendment constitutes the entire agreement by and between Borrower and Banks with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter.

13.         Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

ICON CASH FLOW PARTNERS L.P. SEVEN, a Delaware Limited Partnership By ICON Capital Corp., its general partner By:___________________________ Thomas W. Martin Executive Vice President	ICON INCOME FUND NINE, LLC, a Delaware Limited Liability Company By: ICON Capital Corp., its manager By:__________________________ Thomas W. Martin Executive Vice President
ICON INCOME FUND EIGHT A L.P., a Delaware Limited Partnership By ICON Capital Corp., its general partner By:_____________________________ Thomas W. Martin Executive Vice President	ICON INCOME FUND TEN, LLC, A Delaware Limited Liability Company By: ICON Capital Corp., its manager By: _________________________ Thomas W. Martin Executive Vice President
ICON INCOME FUND EIGHT B L.P., a Delaware Limited Partnership; By ICON Capital Corp., its general partner By:______________________________ Thomas W. Martin Executive Vice President	COMERICA BANK By: ___________________________ Daniel Backer Assistant Vice President – Western Division